UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2008

Exide Technologies
(Exact name of registrant as specified in its charter)

Delaware	001-11263	23-055273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13000 Deerfield Parkway, Building 200, Alpharetta, Georgia	30004
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (678) 566-9000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Attached as Exhibit 99.1 is a press release dated November 6, 2008, which contains information regarding the Company's results of operations and financial condition for the fiscal quarter ended September 30, 2008. The earnings release shall be deemed furnished but not filed.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2008, the Board appointed Michael Ostermann as President-Transportation Europe, effective no later than January 2, 2009. Mr. Ostermann, 43, most recently served as Management Board Member and Managing Director at Frauenthal Holding AG, including full divisional responsibility for the Company's Automotive Components sector, and had been with the company since 2005. From 1994 to 2005, Mr. Ostermann served in various capacities at Styria, a European manufacturer of commercial leaf springs and stabilizer bars for commercial vehicles and trailer axles. Mr. Ostermann's base salary will be €290,000, his target under the Company's economic profit incentive compensation plan (the "EP Plan") will be 50% of base salary and his annual award under the Company's Long-Term Incentive Plan will be 125% of base salary. Mr. Ostermann will receive an inducement of €165,000, annual pension insurance of €25,000 and an automobile allowance in accordance with the Company's policy. A copy of the press release announcing Mr. Ostermann's appointment is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On November 5, 2008, the Company signed a definitive agreement to acquire the principal assets of Mountain Power, Inc., a privately-held Canadian manufacturer that specializes in the design and commercialization of high performance, large capacity rechargeable lithium-ion batteries for the telecommunications, utility, industrial, medical and military markets. The transaction is expected to close on or before November 13, 2008. A copy of the press release announcing the transaction is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

    99.1 Press release dated November 6, 2008 announcing earnings for the fiscal quarter ended September 30, 2008

    99.2 Press release dated November 6, 2008 announcing acquisition of principal assets of Mountain Power, Inc.

    99.3 Press release dated November 6, 2008 announcing the appointment of Michael Ostermann

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exide Technologies
November 6, 2008	By: /s/ Phillip A. Damaska Name: Phillip A. Damaska Title: Executive Vice President & Chief Financial Officer